DISCOVERY COMMUNICATIONS REPORTS THIRD QUARTER 2008 RESULTS

•	Revenues increased to $845 million

•	Adjusted OIBDA increased to $311 million

•	Net income from continuing operations increased to $94 million

•	Free Cash Flow increased to $200 million

Silver Spring, Maryland – November 7, 2008: Discovery Communications, Inc. (NASDAQ: DISCA, DISCB, DISCK) today reported financial results for the third quarter ended September 30, 2008. The discussion below assumes the transaction between Discovery Holding Company and Advance/Newhouse Programming Partnership that resulted in Discovery Communications becoming a public company, as described in the Other Items section on page 4, occurred on January 1, 2007 and as such includes 100% of Discovery Communications’ results for both 2008 and 2007. Please see the as adjusted financial statements beginning on page 13 for an explanation of why management believes this presentation is appropriate.

David Zaslav, Discovery’s Chief Executive Officer, said, “We are very pleased with the strong performance we delivered in the third quarter, our first as a fully public company. Our ability to generate 11% revenue and 23% Adjusted OIBDA as adjusted (1) growth in these challenging economic and capital market conditions demonstrates the strength of our brands, the diversity of our revenue streams and the global demand for our content. As we move forward as a public company we remain steadfastly focused on delivering leading nonfiction programming that can be leveraged time and again across our domestic and international platforms. With our unique content and our unparalleled global reach, our objective is to continue to grow and enhance value for our stakeholders despite the uncertain economic environment.”

Revenues of $845 million increased 11% over the as adjusted (1) third quarter a year ago, primarily driven by 16% growth at International Networks and 6% growth at U.S. Networks. Adjusted Operating Income Before Depreciation and Amortization (“OIBDA”) increased 23% to $311 million led by 58% growth at International Networks and 9% growth at U.S. Networks. Adjusted OIBDA margin increased to 37% for the third quarter 2008 from 33% for the same prior year period. We define Adjusted OIBDA as revenue less cost of services and selling, general and administrative expense excluding marked to market equity-based compensation under our long-term incentive plans, amortization of deferred launch incentives, depreciation and amortization, restructuring, and impairment charges.

Third quarter net income from continuing operations of $94 million ($0.31 per share) increased $64 million versus the as adjusted results (1) of $30 million ($0.11 per share) for the third quarter a year ago. The increased results primarily reflect the higher Adjusted OIBDA as well as a $65 million benefit in the current year related to the unrealized change in the fair value of the marked to market equity-based compensation which was an expense of $44 million in the third quarter a year ago.

Free cash flow was $200 million for the third quarter and $339 million for the first nine months of 2008, an increase of $271 million from the as adjusted results (1) for the first nine months of 2007. We define free cash flow as Cash Flows from Operating Activities less Acquisitions of property and equipment.

(1)	See the as adjusted financial statements beginning on page 13 for 2007 results.

SEGMENT RESULTS

($ in millions)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
		2007			2007
	2008	(As adjusted)	Change	2008	(As adjusted)	Change

Revenues (1) (2)(3)
U.S. Networks	$498	$468	6%	$1,526	$1,381	10%
International Networks	300	258	16%	864	723	20%
Commerce, Education & Other	45	35	29%	126	134	(6%)
Corporate	2	(1)	N/M	23	—	N/M

	$845	$760	11%	$2,539	$2,238	13%
Adjusted OIBDA (1) (2)(3)
U.S. Networks	$257	$235	9%	$811	$698	16%
International Networks	103	65	58%	280	173	62%
Commerce, Education & Other	5	(3)	N/M	2	4	(50%)
Corporate	(54)	(44)	(23%)	(145)	(136)	(7%)

	$311	$253	23%	$948	$739	28%
(1) 2007 excludes Travel Channel results through its disposition on May 14, 2007. See the supplemental financial schedules on page 10 for Travel Channel results.
(2) All results exclude the Discovery Channel Stores which ceased operations in the third quarter of 2007 and have been treated as part of discontinued operations.
(3) See the supplemental financial schedules for reconciliations of adjusted OIBDA to operating income as well as 2007 financial data to previously reported results from
Discovery Holding Company.

U.S. Networks

($ in millions)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
		2007			2007
	2008	(As adjusted)	Change	2008	(As adjusted)	Change

Revenues
Advertising	$249	$238	5%	$776	$710	9%
Distribution	231	213	8%	691	631	10%
Other	18	17	6%	59	40	48%

	$498	$468	6%	$1,526	$1,381	10%
Adjusted OIBDA	$257	$235	9%	$811	$698	16%
Adjusted OIBDA Margin	52%	50%		53%	51%

U.S. networks’ revenue in the third quarter of 2008 increased 6% to $498 million primarily driven by distribution and advertising revenue growth. Distribution revenue grew 8% largely from higher rates across the fully distributed networks, subscriber growth at the emerging networks and lower launch-support amortization. Advertising revenue increased 5% from higher sellouts and pricing, partially offset by lower ratings at TLC and Discovery Channel.

Adjusted OIBDA increased 9% to $257 million reflecting the 6% revenue growth and flat operating expenses as lower marketing costs on Discovery Channel, TLC and Animal Planet were offset by continued investment in digital media as well as by slightly higher programming expenses. The increase in programming costs during the quarter primarily reflects a content impairment charge of $17 million related to the management team reorganization at TLC and higher programming costs at Discovery, Science and Planet Green, mostly offset by a $20 million decrease in content amortization as a result of the impairment charge recorded in the fourth quarter of 2007.

International Networks

($ in millions)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
		2007			2007
	2008	(As adjusted)	Change	2008	(As adjusted)	Change

Revenues
Advertising	$83	$83	0%	$237	$218	9%
Distribution	188	154	22%	548	447	23%
Other	29	21	38%	79	58	36%

	$300	$258	16%	$864	$723	20%
Adjusted OIBDA	$103	$65	58%	$280	$173	62%
Adjusted OIBDA Margin	34%	25%		32%	24%

International networks’ revenue for the third quarter increased 16% to $300 million led by 22% distribution revenue growth primarily from subscriber increases in EMEA (Europe (excluding U.K.), Middle East and Africa) and Latin America. Advertising revenue was flat as strong growth in EMEA and Latin America from increased volume and higher rates was offset by lower advertising revenue in the U.K. due to an interpretation of a contract provision resulting in a limitation in our ability to monetize our audience. Excluding the U.K., advertising revenue increased 29% over the third quarter a year ago at International networks. The quarter also included 38% growth in other revenue driven by the sale of Discovery programs in the U.K. and by Antenna Audio’s expanded client base.

Adjusted OIBDA increased 58% to $103 million reflecting the 16% revenue growth, partially offset by 2% higher operating expenses primarily a result of increased programming expenses. Excluding the impact of foreign currency fluctuations, revenues increased 13% and Adjusted OIBDA increased 50% versus the third quarter of 2007.

Commerce, Education and Other

($ in millions)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
		2007			2007
	2008	(As adjusted)	Change	2008	(As adjusted)	Change

Revenues	$45	$35	29%	$126	$134	(6%)
Adjusted OIBDA	$5	$(3)	N/M	$2	$4	(50%)
Adjusted OIBDA Margin	11%	N/M		N/M	3%

Commerce, Education and Other revenue increased 29% to $45 million and Adjusted OIBDA increased to $5 million as compared with an Adjusted OIBDA loss of $3 million in the third quarter a year ago. The $8 million increase in Adjusted OIBDA was primarily due to higher education revenues from the streaming of new products as well as sponsorship and licensing deals. Additionally, the quarter included license revenues from When We Left Earth as well as DVD sales under the Blockbuster agreement announced during the second quarter.

The current quarter also included revenues of $20 million and Adjusted OIBDA of $2 million for Creative Sound Services which is included for the full quarter in 2008 following the transaction described in Other Items. This compares with revenues of $15 million and an Adjusted OIBDA loss of $1 million in 2007. For the nine months ended September 30, 2008 revenues were $56 million and Adjusted OIBDA was $2 million as compared with revenues of $59 million and Adjusted OIBDA of $2 million for the nine months ended September 30, 2007.

Corporate

Corporate expenses increased $13 million to $56 million in the third quarter, primarily due to costs associated with the transaction described in Other Items as well as $4 million in costs related to the formation of the OWN joint venture.

OTHER ITEMS

In September 2008, Discovery Holding Company, Inc. (“DHC”) and Advance/Newhouse Programming Partnership (“Advance/Newhouse”) closed a transaction that included the combination of DHC’s approximate 67% interest in Discovery Communications, LLC (“Discovery”) with Advance/Newhouse’s approximate 33% interest in Discovery. Included in the transaction, DHC spun-off its interests in Ascent Media Corporation except for certain businesses that provide sound-related services which remain with Discovery Communications. As a result of the transaction, DHC ceased to be a reporting company and Discovery Communications, Inc. became the successor reporting entity to DHC. The attached consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows assume the above transaction occurred as of January 1, 2008, in accordance with generally accepted accounting principles (GAAP). The prior year results included in the attached financial statements reflect the previously reported results of DHC, which accounted for its interest in Discovery in equity in earnings of unconsolidated affiliates. Additionally, the results of Ascent Media Corporation with the exception of the Creative Sound Services business have been treated as discontinued operations for 2008 and 2007. See our Form 10-Q filed with the Securities and Exchange Commission on November 7, 2008 for a more detailed description of the transaction and for further explanation of the financial statement presentation. See the supplemental financial schedules beginning on page 13 for a reconciliation of DHC’s previously reported results to as adjusted financial statements for 2007.

FULL YEAR 2008 OUTLOOK

For the full year ended December 31, 2008, Discovery Communications expects total revenue between $3,440 million and $3,485 million, Adjusted OIBDA between $1,255 million and $1,305 million and net income from continuing operations of $300 million to $340 million. Our outlook incorporates current foreign exchange rates for revenues and expenses and current share price for marked to market equity based compensation calculations.

NON-GAAP FINANCIAL MEASURES

Adjusted OIBDA and Free Cash Flow

In addition to the results prepared in accordance with GAAP provided in this release, the Company has presented Adjusted OIBDA and free cash flow.  The Company defines Adjusted OIBDA as revenue less cost of revenue and selling, general and administrative expense excluding marked to market equity-based compensation under our long-term incentive plans and amortization of deferred launch incentives. The Company excludes equity-based compensation under long-term incentive plans due to its significant volatility from being marked to market. The Company excludes the amortization of deferred launch incentive payments because these payments are infrequent and the amortization does not represent cash payments in the current reporting period. In addition to these items, Adjusted OIBDA also excludes depreciation and amortization, restructuring and impairment charges that are included in the measurement of operating income pursuant to GAAP. Management uses Adjusted OIBDA to assess the operational strength and performance of its operating segments, as well as the Company as a whole, and to view operating results, perform analytical comparisons, identify strategies to improve performance and allocate resources to each operating segment. The Company believes Adjusted OIBDA is an important measure to investors because it allows them to analyze operating performance of each business and the Company overall using the same metric management uses and provides investors a measure to analyze operating performance of each business division and the Company overall against historical data.

The Company defines free cash flow as cash provided by operations less acquisitions of property and equipment. The Company uses free cash flow as it believes it is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments and return capital to shareholders.

Since Adjusted OIBDA and free cash flow are non-GAAP measures, they should be considered in addition to, but not as a substitute for, operating income, net income, cash flow provided by operating activities and other measures of financial performance reported in accordance with GAAP. Please review the supplemental financial schedules beginning on page 10 for reconciliations to GAAP measures.

2007 Results

See page 13 for an explanation of how as adjusted results for 2007 have been calculated and why management believes this presentation would be meaningful to investors.

Travel Channel

The Company presents 2007 results without the Travel Channel, which was exchanged on May 14, 2007. See our Form 10-Q filed with the Securities and Exchange Commission on November 7, 2008 for a more detailed description of this transaction. Management believes this presentation is useful to investors because it allows them to analyze operating performance of the U.S. networks and total company against comparable historical data. See page 13 for reconciliation to results including Travel Channel.

Conference Call Information

Discovery Communications will host a conference call today at 8:30 a.m EST to discuss its third quarter 2008 results. To listen to the call, visit http://www.discoverycommunications.com.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties. These statements are based on information available to the Company as of the date hereof, and the Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risk factors disclosed in its Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 6, 2008 and its Quarterly Report on Form 10-Q filed with the SEC on November 7, 2008. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in this release include, without limitation, the full year 2008 outlook. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Contacts:
Corporate Communications	Investor Relations

Michelle Russo (240) 662-2901 michelle_russo@discovery.com	Craig Felenstein (212) 548-5109 craig_felenstein@discovery.com

DISCOVERY COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited; amounts in millions, except share amounts)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007(a) 2008		2007(a)
Revenues
Advertising	$332	$—	$1,014	$—
Distribution	419	—	1,239	—
Other	94	15	286	59

Total revenues	845	15	2,539	59
Cost of revenues	262	11	758	37
Selling, general and administrative	224	7	845	24
Depreciation and amortization	50	1	146	2
Exit and restructuring costs	13	—	17	—
Total operating costs and expenses	549	19	1,766	63

Operating income (loss)	296	(4)	773	(4)
Other (expense) income
Equity in earnings of Discovery Communications Holding, LLC	—	10	—	158
Equity in loss of unconsolidated affiliates	(1)	—	(2)	—
Interest expense, net	(61)	—	(196)	—
Other, net	(7)	—	(2)	6
Total other (expense) income, net	(69)	10	(200)	164
Income from continuing operations before income taxes and minority interest	227	6	573	160
Provision for income taxes	(93)	(4)	(285)	(62)
Minority interests in consolidated subsidiaries, net of tax	(40)	—	(119)	—
Net income from continuing operations	94	2	169	98

Net income from discontinued operations	40	5	42	4
Net Income	$134	$7	$211	$102

Net Income Per Common Share
Basic and fully diluted:
Net income from continuing operations	$0.31	$0.01	$0.59	$0.35
Net income from discontinued operations	0.13	0.02	0.15	0.01

Net income	$0.44	$0.03	$0.74	$0.36

Basic and fully diluted average shares outstanding	302	280	287	280

(a)	The 2007 results presented are on a GAAP basis and are those of our predecessor, Discovery Holding Company, which accounted for its investment in Discovery using the equity method. See page 14 for the as adjusted statement of operations for the three months ended September 30, 2007 and page 15 for the as adjusted statement of operations for the nine months ended September 30, 2007.

DISCOVERY COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; amounts in millions)
	September 30,	December 31,
	2008	2007(a)
ASSETS
Current assets
Cash and cash equivalents	$92	$8
Accounts receivable, net	764	10
Content rights, net	79	—
Other current assets	171	2
Assets of discontinued operations	—	352

Total current assets	1,106	372
Investment in Discovery Communications Holdings, LLC	—	3,272
Investments in and advances to unconsolidated affiliates	80	—
Noncurrent content rights, net	1,149	—
Property and equipment, net	412	5
Goodwill and intangibles	7,488	1,783
Other assets	210	—
Assets of discontinued operations	—	434

Total assets	$10,445	$5,866

LIABILITIES, REDEEMABLE INTERESTS IN SUBSIDIARIES, AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable and accrued liabilities	$418	$6
Current portion of long-term debt	349	—
Other current liabilities	253	2
Liabilities of discontinued operations	—	112

Total current liabilities	1,020	120
Long-term debt	3,555	—
Derivative financial instruments	48	—
Other liabilities	254	1,228
Liabilities of discontinued operations	—	23

Total liabilities	4,877	1,371
Redeemable interests in subsidiaries	49	—
Stockholder’s equity
Preferred stock	2	—
Common stock	3	3
Additional paid-in capital	6,559	5,728
Accumulated deficit	(1,042)	(1,253)
Accumulated other comprehensive (loss) income	(3)	17

Total stockholder’s equity	5,519	4,495

Total liabilities, redeemable interests in	$	$
subsidiaries, and stockholder’s equity	10,445	5,866

(a)	The 2007 results presented are on a GAAP basis and are those of our predecessor, Discovery Holding Company, which accounted for its investment in Discovery using the equity method. See page 16 for the December 31, 2007 as adjusted balance sheets.

DISCOVERY COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; amounts in millions)
	Nine Months Ended
	September 30,
	2008	2007(a)
Cash Flows from Operating Activities
Net income	$211	$102
Adjustments to reconcile net income to cash provided by operating activities
Depreciation and amortization	248	50
Share-based compensation	(47)	2
Equity in earnings of Discovery Communications Holding, LLC	—	(158)
Equity in loss of unconsolidated affiliates	2	—
Deferred income taxes	122	63
Minority interests in consolidated subsidiaries, net of tax	119	—
Gain on dispositions	(76)	—
Other charges	7	(8)
Changes in operating assets and liabilities, net of Ascent Media Corporation spin-off
Accounts receivable, net	(29)	(4)
Content rights, net	(74)	—
Accounts payable and accrued liabilities	(18)	(10)
Other, net	(42)	(4)
Cash provided by operating activities	423	33

Cash Flows from Investing Activities
Net cash acquired from Newhouse Transaction	45	—
Business acquisitions, net of cash acquired	(8)	—
Acquisitions of property and equipment	(84)	(36)
Proceeds from sale of securities	24	—
Proceeds from dispositions	139	—
Other investing activities, net	—	2
Cash provided by (used in) investing activities	116	(34)

Cash Flows from Financing Activities
Ascent Media Corporation spin-off	(356)	—
Net repayments on revolver loan	(80)	—
Principal payments of long-term debt	(200)	—
Payments of capital leases	(12)	—
Net cash from option exercises	—	4
Other financing activities, net	(10)	—
Cash (used in) provided by financing activities	(658)	4

Effect of exchange rate changes on cash and cash equivalents	2	—

Change in Cash and Cash Equivalents	(117)	3
Cash and cash equivalents of discontinued operations, beginning of period	201	153
Cash and cash equivalents of continuing operations, beginning of period	8	1

Cash and Cash Equivalents, End of Period	$92	$157

(a)	The 2007 results presented are on a GAAP basis and are those of our predecessor, Discovery Holding Company, which accounted for its investment in Discovery using the equity method. See page 17 for the nine months ended September 30, 2007 as adjusted statement of cash flows.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF TRAVEL CHANNEL RESULTS
(unaudited; amounts in millions)

	Nine Months Ended September 30, 2007(a)
	US Networks	Travel	US Networks
	excluding Travel	Channel	including Travel
	Channel		Channel
Revenues
Advertising	$710	$40	$750
Distribution	631	22	653
Other	40	—	40

Total revenues	$1,381	$62	$1,443

Adjusted OIBDA	$698	$20	$718

	Nine Months Ended September 30, 2007(a)
	Total Company		Total Company
	excluding Travel	Travel	including Travel
	Channel	Channel	Channel
Revenues
Advertising	$928	$40	$968
Distribution	1,078	22	1,100
Other	232	—	232

Total revenues	$2,238	$62	$2,300

Adjusted OIBDA	$739	$20	$759

(a)	The 2007 results presented are as adjusted. See page 13 for an explanation of how these results have been calculated and why management believes this presentation would be meaningful to investors.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF ADJUSTED OPERATING INCOME BEFORE
DEPRECIATION AND AMORTIZATION
(unaudited; amounts in millions)

	Three Months Ended September 30, 2008
	Adjusted Operating
	Income Before			Amortization of	Marked to Market
	Depreciation and	Depreciation and		cable distribution	Equity-based
	Amortization	Amortization		investments	Compensation	Other (b) Operating Income
U.S. Networks	$257	$	(12)	$(6)	$—	$(13)	$226
International Networks	103		(12)	(11)	—	—	80
Commerce, Education and Other	5		(2)	—	—	—	3
Corporate	(54)		(24)	--	65	--	(13)

Total	$311	$	(50)	$(17)	$65	$(13)	$296

	Three Months Ended September 30, 2007(a)
	Adjusted Operating
	Income Before			Amortization of	Marked to Market
	Depreciation and	Depreciation and		cable distribution	Equity-based
	Amortization	Amortization		investments	Compensation	Other (c) Operating Income
U.S. Networks	$235	$	(6)	$(13)	$—	$—	$216
International Networks	65		(9)	(11)	—	—	45
Commerce, Education and Other	(3)		(2)	—	—	—	(5)
Corporate	(44)		(15)	--	(44)	(4)	(107)

Total	$253	$	(32)	$(24)	$(44)	$(4)	$149

(a)	The 2007 results presented are as adjusted and include Travel Channel results. See page 13 for an explanation of how these results have been calculated and why management believes this presentation would be meaningful to investors.

(b)	For the three months ended September 30, 2008, Other includes costs primarily related to employee relocation and termination of a production agreement.

(c)	For the three months ended September 30, 2007, Other includes costs related to employee terminations due to a number of organizational and strategic adjustments.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF ADJUSTED OPERATING INCOME BEFORE
DEPRECIATION AND AMORTIZATION
(unaudited; amounts in millions)

	Nine Months Ended September 30, 2008
	Adjusted Operating
	Income Before			Amortization of	Marked to Market
	Depreciation and	Depreciation and		cable distribution	Equity-based
	Amortization	Amortization		investments	Compensation	Other (b) Operating Income
U.S. Networks	$811	$	(40)	$(26)	$—	$(13)	$732
International Networks	280		(32)	(33)	—	—	215
Commerce, Education and Other	2		(7)	—	—	(4)	(9)
Corporate	(145)		(67)	—	47	—	(165)

Total	$948	$	(146)	$(59)	$47	$(17)	$773

	Nine Months Ended September 30, 2007(a)
	Adjusted Operating
	Income Before			Amortization of	Marked to Market
	Depreciation and	Depreciation and		cable distribution	Equity-based
	Amortization	Amortization		investments	Compensation	Other (c) Operating Income
U.S. Networks	$718	$	(19)	$(42)	$—	$—	$657
International Networks	173		(26)	(33)	—	—	114
Commerce, Education and Other	4		(13)	—	—	(26)	(35)
Corporate	(136)		(39)	--	(129)	119	(186)

Total	$759	$	(97)	$(75)	$(129)	$93	$550

(a)	The 2007 results presented are as adjusted and include Travel Channel results. See page 13 for an explanation of how these results have been calculated and why management believes this presentation would be meaningful to investors.

(b)	For the nine months ended September 30, 2008, Other at U.S. Networks includes costs primarily related to employee relocation and termination of a production agreement. Commerce, Education and Other includes costs related to closure of Commerce’s distribution center and stores headquarter offices.

(c)	For the nine months ended September 30, 2007, Other at Commerce, Education and Other includes write-offs of intangible assets. Corporate represents a gain on the disposition of a business offset by costs related to employee terminations due to a number of organizational and strategic adjustments.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
AS ADJUSTED FINANCIAL RESULTS
(unaudited; amounts in millions)

The following as adjusted financial statements assume the transaction between DHC and Advance/Newhouse, as well as Discovery Communication’s exchange of the Travel Channel, were completed as of January 1, 2007. The as adjusted results do not purport to be indicative of the results that would have been obtained if these events had been completed by January 1, 2007. See our Form 10-Q filed with the Securities and Exchange Commission on November 7, 2008 for a more detailed description of the transaction and for further explanation of the financial statement presentation.

The as adjusted financial statements for 2007 have not been prepared in accordance with GAAP. Management believes that this presentation is meaningful to investors, because it presents the results of Discovery Communications, the reporting successor to DHC. Discovery Communications will be the reporting entity going forward and a comparison of DHC’s results for 2007 to Discovery Communications’ results for 2008 would not provide investors with meaningful information regarding changes in financial performance of Discovery Communications from 2007 to 2008.

The information in the Discovery Holding Company historical and Discovery Communications historical columns in the following as adjusted financial statements is derived from the historical financial statements of Discovery Holding Company and Discovery Communications, respectively. Certain reclassifications, with no impact to operating income, have been made to the 2007 financial information to conform to the 2008 presentation.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF DISCOVERY HOLDING COMPANY HISTORICAL
TO DISCOVERY COMMUNICATIONS
(unaudited; amounts in millions, except share amounts)

	Three Months Ended September 30, 2007
		Add:			Discovery
		Discovery			Communications,
	DHC Historical	Communications	Less: Minority		Inc.
	(a)	Historical	Interest Adjustment		as adjusted
Revenues
Advertising	$—	$321	$—		$321
Distribution	—	367	—		367
Other	15	57	—		72

Total revenues	15	745	—		760

Cost of revenues	11	239	—		250
Selling, general and administrative	7	318	—		325
Depreciation and amortization	1	31	—		32
Exit and restructuring costs	—	4	—		4
Total operating costs and expenses	19	592	—		611

Operating (loss) income	(4)	153	—		149

Other income (expense)
Equity in earnings of unconsolidated affiliates	10	2	(10)	(b)	2
Interest expense, net	—	(72)	—		(72)
Other, net	—	(4)	—		(4)

Total other income (expense), net	10	(74)	(10)		(74)

Income from continuing operations before income taxes and minority interests	6	79	(10)		75
Provision for income taxes	(4)	(34)			(38)
Minority interests in consolidated subsidiaries, net of tax	—	(1)	(6)	(c)	(7)

Net income from continuing operations	2	44	(16)		30

Net income (loss) from discontinued operations	5	(28)	—		(23)
Net income	$7	16	(16)		7

Net income per share from continuing	$				$
operations, basic and fully diluted	0.01				0.11
Net income per share from discontinued operations, basic and fully diluted	0.02				(0.08)

Net income per share, basic and fully diluted	$0.03				$0.03

Average shares outstanding, basic and fully diluted	280				280

(a)	DHC results of operations include DHC corporate costs and the results of Creative Sound Services, with the results of Ascent Media Corporation recorded as discontinued operations.

(b)	Represents the elimination of DHC’s historical share of earnings of Discovery for the three months ended September 30, 2007.

(c)	Represents the minority interest expense for the proportion of Discovery’s historical share of earnings not recognized by DHC for the three months ended September 30, 2007.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF DISCOVERY HOLDING COMPANY TO
DISCOVERY COMMUNICATIONS
(unaudited; amounts in millions, except share amounts)

	Nine Months Ended September 30, 2007
		Add:			Discovery
	DHC	Discovery			Communications,
	Historical	Communications	Less: Minority		Inc.
	(a)	Historical	Interest Adjustment		as adjusted
Revenues
Advertising	$—	$968	$—		$968
Distribution	—	1,100	—		1,100
Other	59	173	—		232

Total revenues	59	2,241	—		2,300

Cost of revenues	37	736	—		773
Selling, general and administrative	24	949	—		973
Depreciation and amortization	2	95	—		97
Exit and restructuring costs	—	16	—		16
Asset Impairment	—	26	—		26
Gain from disposition of business	—	(135)	—		(135)

Total operating costs and expenses	63	1,687	—		1,750

Operating income (loss)	(4)	554	—		550

Other income (expense)
Equity in earnings of unconsolidated affiliates	158	6	(158)	(b)	6
Interest expense, net	—	(179)	—		(179)
Other, net	6	2	—		8

Total other income (expense), net	164	(171)	(158)		(165)

Income from continuing operations before income taxes and minority	160	383	(158)		385
Provision for income taxes	(62)	(74)	—		(136)
Minority interests in consolidated subsidiaries, net of tax	—	(2)	(88)	(c)	(90)

Net income from continuing operations	98	307	(246)		159

Net income (loss) from discontinued operations	4	(61)	—		(57)
Net income	$102	246	(246)		102

Net income per share from continuing operations, basic and fully diluted	$0.35				$0.57
Net income per share from discontinued operations, basic and fully	0.01				(0.21)

Net income per share, basic and fully diluted	$0.36				$0.36

Average shares outstanding, basic and fully diluted	280				280

(a)	DHC results of operations include DHC corporate cost and the results of Creative Sound Services, with the results of Ascent Media Corporation recorded as discontinued operations.

(b)	Represents the elimination of DHC’s historical share of earnings of Discovery for the nine months ended September 30, 2007.

(c)	Represents the minority interest expense for the proportion of Discovery’s historical share of earnings not recognized by DHC for the nine months ended September 30, 2007.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF DISCOVERY HOLDING COMPANY TO
DISCOVERY COMMUNICATIONS
(unaudited; amounts in millions)

	As of December 31, 2007
	Discovery	Add:	Less:	Discovery
	Holding	Discovery	Other Adjustments	Communications,
	Company Historical	Communications	(a)	Inc.
		Historical		as adjusted
ASSETS
Current assets
Cash and cash equivalents	$8	$45	$—	$53
Accounts receivable, net	10	742	—	752
Content rights, net	—	79	—	79
Other current assets	2	211	—	213
Assets of discontinued operations	352	—	(352)	—

Total current assets	372	1,077	(352)	1,097

Investment in and advances to unconsolidated affiliates	3,272	101	(3,272)	101
Noncurrent content rights, net	—	1,048	46	1,094
Property and equipment, net	5	397	—	402
Goodwill and other intangibles, net	1,783	5,052	752	7,587
Other assets	—	285	—	285
Assets of discontinued operations	434	—	(434)	—

Total assets	$5,866	$7,960	$(3,260)	$10,566

LIABILITIES, REDEEMABLE INTERESTS IN SUBSIDIARIES, AND STOCKHOLDER’S EQUITY
Current liabilities
Accounts payable and accrued liabilities	$6	$533	$—	$539
Current portion of long-term debt	—	275	—	275
Other current liabilities	2	285	115	402
Liabilities of discontinued operations	112	—	(112)	—

Total current liabilities	120	1,093	3	1,216

Long-term debt	—	3,866	—	3,866
Derivative financial instruments	—	49	—	49
Other liabilities	1,228	195	(1,106)	317
Liabilities of discontinued operations	23	—	(23)	—

Total liabilities	1,371	5,203	(1,126)	5,448

Redeemable interests in subsidiaries	—	49	—	49
Stockholder’s equity
Preferred stock	—	—	—	—
Common stock	3	—	—	3
Members’ equity	—	2,534	(2,534)	—
Additional paid-in capital	5,728	—	586	6,314
Accumulated deficit	(1,253)	184	(184)	(1,253)
Accumulated other comprehensive income (loss)	17	(10)	(2)	5

Total stockholder’s equity	4,495	2,708	(2,134)	5,069

Total liabilities, redeemable interests in	$	$	$	$
subsidiaries, and stockholder’s equity	5,866	7,960	(3,260)	10,566

(a)	Represents elimination of Ascent Media Corporation, excluding Creative Sound Services, as well as DHC’s historical investment in Discovery.

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF DISCOVERY HOLDING COMPANY TO
DISCOVERY COMMUNICATIONS, INC.
(unaudited; amounts in millions)

	Nine Months Ended September 30, 2007
	Discovery	Add:	Discovery
	Holding	Discovery	Communications,
	Company Historical	Communications	Inc.
		Historical	as adjusted
Cash Provided By Operating Activities	$33	$126	$159

Investing Activities
Business acquisitions, net of cash acquired	—	(12)	(12)
Acquisition of property and equipment	(36)	(55)	(91)
Redemption of interests in subsidiaries	—	(44)	(44)
Other investing activities, net	2	—	2

Cash provided by (used in) investing activities	$(34)	$(111)	$(145)

Financing Activities
Net borrowings on revolver loan	—	1,332	1,332
Payments of capital leases	—	(5)	(5)
Repurchase of member interest	—	(1,322)	(1,322)
Other financing activities, net	4	(24)	(20)

Cash provided by (used in) financing activities	$4	$(19)	$(15)

Effect of exchange rate changes on cash and cash equivalents	—	7	7

Change in Cash and Cash Equivalents	3	3	6
Cash and cash equivalents of discontinued operations, beginning of period	153	—	153
Cash and cash equivalents of continuing operations, beginning of period	1	52	53

Ascent Media Corporation cash, as adjusted	—	—	(157)

Cash and Cash Equivalents, End of Period	$157	$55	$55

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
(unaudited; amounts in millions)

CALCULATION OF FREE CASH FLOW

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2008		2007(a) Change		2008		2007(a)		Change
Cash provided by operating activities	$	241	$163	$78	$423	$	159	$	264
Acquisition of property and equipment		(41)	(30)	(11)	(84)		(91)		7

Free cash flow	$	200	$133	$67	$339	$	68	$	271

(a)	The 2007 results presented are as adjusted. See page 13 for an explanation of how these results have been calculated and why management believes this presentation would be meaningful to investors.

RECONCILIATION OF 2008 OUTLOOK TO GAAP MEASURES

	Full Year 2008
Net income from continuing operations..................................................................... ....	$	300	To	$340
Interest, net.......................................................................................... ................		265	To	255
Depreciation and amortization............................................................... ...................		190	To	190
Other, including amortization of cable distribution investments, marked to market equity based compensation, restructuring costs, equity earnings in unconsolidated affiliates, unrealized and realized gains and losses from derivatives, income tax expense, minority interests in consolidated subsidiaries		500	To	520
Adjusted OIBDA.................................................................................... .............	$	1,255	To	$1,305

DISCOVERY COMMUNICATIONS, INC.
SUPPLEMENTAL FINANCIAL DATA
SELECTED FINANCIAL DETAIL
(unaudited; amounts in millions)

BORROWINGS
September 30, 2008
$1.0 billion Term Loan A, due quarterly December 2008 to October 2010....................................	$1,000
$1.6 billion Revolving loan, due October 2010........................................................................	340
€260 million Revolving loan, due April 2009...........................................................................	11
$1.5 billion Term Loan B, due quarterly September 2007 to May 2014..........................................	1,481
7.45% Senior Notes, semi-annual interest, due September 2009...................................................	55
8.37% Senior Notes, semi-annual interest, due March 2011.........................................................	220
8.13% Senior Notes, semi-annual interest, due September 2012...................................................	235
Floating Rate Senior Notes, semi-annual interest, due December 2012..........................................	90
6.01% Senior Notes, semi-annual interest, due December 2015......................................................	390
Obligations under capital leases...........................................................................................	81
Other notes payable.........................................................................................................	1

Total debt...............................................................................................................	$3,904
Cash and cash equivalents................................................................................................	(92)

Net debt..................................................................................................................	$3,812

LONG-TERM INCENTIVE PLANS
	As of October 31, 2008
	Total Units	Weighted	Vested Units	Weighted
Long-Term	Outstanding	Average	Outstanding	Average
Incentive Plans	(in millions)	Exercise Price	(in millions)	Exercise Price
October 2005 Discovery Appreciation Plan	20.8	$18.97	—	—
October 2008 Stock Appreciation Rights
Vesting in March 2009	2.6	$14.45	—	—
Vesting in March 2010	2.6	$14.45	—	—
October 2008 Options	9.5	$15.24	3.0	$16.59

Total long-term incentive plans	35.5	$16.22	3.0	$16.59